EXHIBIT 10.14(g)


DIELECTRIC POLYMERS, INC.
218 RACE STREET, HOLYOKE, MASSACHUSETTS 01040
413-532-3288             FAX 413-533-9316
------------------------------------------------



August 27, 1997




Mr. Daniel C. Moriarity
President
Holyoke Supply Company, lm;.
P.O. Box 789
218 Race Street
Holyoke, MA 01040

Dear Dan,

Pursuant to Article H, Section 2 of the Indenture of Lease dated November 1, 1984, as extended by an Extension of Lease dated May 30, 1986, a Second Extension of Lease dated as of May 30, 199 1, an Amendment to Second Extension of Lease dated May 19, 1994, a 1995 Extension to Amendment to Second Extension of Lease effective May 19, 1995, and a 1997 Extension to Amendment to Second Extension of Lease effective March 26, 1997, between Holyoke Supply Company, Inc. ("Landlord") and Dielectric Polymers, Inc. ("Tenant"), the Tenant hereby notifies the Landlord that the Tenant is exercising its right and option to extend said lease Indenture for a term of six (6) months expiring May 31, 1998.

Please acknowledge your receipt of this notice by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,

DIELECTRIC POLYMERS, INC.


/s/Lawrence G. Kuntz
Lawrence G. Kuntz
President



                              Receipt of notice acknowledged
                              HOLYOKE SUPPLY COMPANY, INC.

                              /s/Daniel C. Moriarity
                              Daniel C. Moriarity
                              President

[ex1014g]bd